Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt

14.	Debt

The carrying value of our long-term debt at December 31, 2013 and 2012 was as follows:

(Millions)	2013	2012
Senior notes, 6.3%, due 2014	$387.3	$—
Senior notes, 6.125%, due 2015	240.6	—
Senior notes, 6.0%, due 2016	748.9	748.5
Senior notes, 5.95%, due 2017	434.2	—
Senior notes, 1.75%, due 2017	248.9	248.6
Senior notes, 1.5%, due 2017	498.2	497.7
Senior notes, 6.5%, due 2018	494.9	494.8
Senior notes, 3.95%, due 2020	744.3	743.4
Senior notes, 5.45%, due 2021	702.3	—
Senior notes, 4.125%, due 2021	494.8	494.1
Senior notes, 2.75%, due 2022	985.1	983.4
Senior notes, 6.625%, due 2036	769.8	769.7
Senior notes, 6.75%, due 2037	530.6	529.5
Senior notes, 4.5%, due 2042	480.1	479.3
Senior notes, 4.125%, due 2042	492.6	492.3
Total long-term debt	8,252.6	6,481.3
Less current portion of long-term debt (1)	387.3	—
Total long-term debt, less current portion	$7,865.3	$6,481.3

(1) At December 31, 2013, our 6.3% senior notes due August 2014 are classified as current in the accompanying consolidated balance sheet.

As discussed in Note 3 beginning on page 91, our total long-term debt outstanding increased by $1.8 billion as a result of the acquisition of Coventry, which includes $216.6 million to adjust the Coventry long-term debt to its estimated fair value at the Effective Date. The principal amounts of the outstanding Coventry notes are $375 million of 6.3% senior notes due 2014, $229 million of 6.125% senior notes due 2015, $383 million of 5.95% senior notes due 2017 and $600 million of 5.45% senior notes due 2021.

In 2012, we repurchased approximately $200 million of par value of our outstanding senior notes, including repurchases of our 6.75% senior notes due 2037, 6.625% senior notes due 2036 and 6.5% senior notes due 2018, and recorded a loss on the early extinguishment of this long-term debt of $55.2 million ($84.9 million pretax).

We issued approximately $700 million of commercial paper in 2013 to finance a portion of the cash purchase price for the Coventry acquisition. At December 31, 2013 and 2012, we did not have any commercial paper outstanding.

We paid $364 million, $242 million and $254 million in interest in 2013, 2012 and 2011, respectively.

Long-Term Debt and Interest Rate Swaps
During June and July of 2012, we entered into two interest rate swaps with an aggregate notional value of $375 million. We designated these swaps as cash flow hedges against interest rate exposure related to the forecasted future issuance of fixed-rate debt to refinance long-term debt maturing in June 2016. At December 31, 2013, these interest rate swaps had a pretax fair value gain of $48.4 million, which was reflected net of tax in accumulated other comprehensive loss within shareholders' equity.

In November 2012, we issued $500 million of 1.50% senior notes due 2017, $1.0 billion of 2.75% senior notes due 2022 and $500 million of 4.125% senior notes due 2042 (collectively, the “2012 Coventry-related senior notes”), in connection with the acquisition of Coventry. In the period from August 2012 through October 2012, prior to issuing the 2012 Coventry-related senior notes, we entered into 16 interest rate swaps with an aggregate notional value of $2.0 billion and designated these swaps as cash flow hedges against interest rate exposure related to the forecasted future issuance of that fixed-rate debt. We terminated the swaps prior to issuing the 2012 Coventry-related senior notes and paid an aggregate of $4.8 million to the swap counterparties upon that termination. The related $4.8 million pretax loss is recorded in accumulated other comprehensive loss, net of tax, and is being amortized as an increase to interest expense over the first 10, 20 and 60 semi-annual interest payments associated with the respective 2012 Coventry-related senior notes.

In May 2012, we issued $250 million of 1.75% senior notes due 2017 and $500 million of 4.5% senior notes due 2042 (collectively, the “2012 Senior Notes”). In 2011, prior to issuing the 2012 Senior Notes, we entered into two interest rate swaps with an aggregate notional value of $250 million and designated these swaps as cash flow hedges against interest rate exposure related to the forecasted future issuance of fixed-rate debt. Prior to issuing the 2012 Senior Notes, we terminated the two interest rate swaps and paid an aggregate of $7.5 million to the swap counterparties upon that termination. The related $7.5 million pretax loss is recorded in accumulated other comprehensive loss, net of tax, and is being amortized as an increase to interest expense over the first 20 semi-annual interest payments associated with the $500 million of 4.5% senior notes due 2042.

Revolving Credit Facility
On March 27, 2012, we entered into an unsecured $1.5 billion five-year revolving credit agreement (the “Credit Agreement”) with several financial institutions. On September 24, 2012, in connection with the acquisition of Coventry, we entered into a First Amendment (the “First Amendment”) to the Credit Agreement and also entered into an Incremental Commitment Agreement (the “Incremental Commitment”, and together with the First Amendment and the Credit Agreement, resulting in the “Facility”). The Facility is an unsecured $2.0 billion revolving credit agreement. Upon our agreement with one or more financial institutions, we may expand the aggregate commitments under the Facility to a maximum of $2.5 billion. The Facility also provides for the issuance of up to $200 million of letters of credit at our request, which count as usage of the available commitments under the Facility. On March 27, 2013, the maturity date of the Facility was extended by one year to March 27, 2018.

Various interest rate options are available under the Facility.  Any revolving borrowings mature on the termination date of the Facility.  We pay facility fees on the Facility ranging from .070% to .150% per annum, depending upon our long-term senior unsecured debt rating.  The facility fee was .100% at December 31, 2013.  The Facility contains a financial covenant that requires us to maintain a ratio of total debt to consolidated capitalization as of the end of each fiscal quarter at or below 50%.  For this purpose, consolidated capitalization equals the sum of total shareholders’ equity, excluding any overfunded or underfunded status of our pension and OPEB plans and any net unrealized capital gains and losses, and total debt (as defined in the Facility).  We met this requirement at December 31, 2013.  There were no amounts outstanding under the Facility, at any time during the year ended December 31, 2013 or 2012.